Exhibit 10.23

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH WARRANT REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH WARRANT AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

No. W-3	Issue Date: March 15, 2004

WARRANT TO PURCHASE

COMMON STOCK

OF

ALBANY MOLECULAR RESEARCH, INC.

THIS CERTIFIES that, in order to induce Bristol-Myers Squibb Company to enter into a strategic alliance with Albany Molecular Research, Inc., BRISTOL-MYERS SQUIBB COMPANY, or registered assigns (the “Warrantholder”), is entitled to purchase from ALBANY MOLECULAR RESEARCH, INC., a Delaware corporation (the “Company”), subject to the provisions of this Warrant, at any time during the Exercise Period (as hereinafter defined) 246,369 shares, subject to adjustment as set forth in this Warrant (the “Warrant Shares”), of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”).  The purchase price payable upon the exercise of this Warrant shall, subject to the provisions of this Warrant, be $30.24 per Warrant Share (the “Exercise Price”).  This Warrant is one of a series of Warrants issued pursuant to that certain Warrant Issue Agreement, dated as of March 15, 2002, between the Company and the Warrantholder (the “Warrant Agreement”).

This Warrant is subject to the following terms and conditions:

1.                                       Exercise of Warrant.

1.1                                 Exercise Procedures.  This Warrant may be exercised in whole or in part at any time during the period commencing on the Issue Date of this Warrant and terminating as of 5:00 p.m., Eastern time, on the fifth anniversary of the Issue Date (the “Exercise Period”), provided, however, that this Warrant may not be exercised until any waiting period applicable to such exercise under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or early termination shall have been granted.  Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Subscription Form annexed hereto duly completed and executed, accompanied by payment of the Exercise Price for the number of Warrant Shares purchased (in cash, by certified, cashier’s or other check acceptable to the Company), the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  Such certificate or certificates shall be promptly delivered to the Warrantholder.

1.2                                 Cashless Exercise.  Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant pursuant to Section 1.1, the Warrantholder may elect to instruct the Company to withhold from the Warrant Shares to be issued upon exercise of the Warrant a number of Warrant Shares equal to the number of Warrant Shares for which the Warrant is exercised multiplied by a fraction, the numerator of which is the Exercise Price at the time of exercise, and the denominator of which is the Fair Market Value (as hereinafter defined) of a Warrant Share (each such exercise pursuant to this Section 1.2 referred to as a “Cashless Exercise”).  Upon such exercise, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  Such certificate or certificates shall be promptly delivered to the Warrantholder.  For purposes of this Section 1.2, the “Fair Market Value” of a Warrant Share means the average closing price of one such share of Common Stock for the preceding ten (10) trading days on the securities exchange on which the

Common Stock is listed (the “Exchange”) or the automated quotation system on which the Common Stock is quoted (the “Quotation System”), or if the Common Stock is not listed on an Exchange or quoted on a Quotation System, the average of the bid and asked prices of the Common Stock in the over-the-counter market at the close of trading during such ten (10) day period, or, if the Common Stock is not traded in the over-the-counter market, the fair market value of a share of Common Stock during such period as determined in good faith by the Board of Directors of the Company.

1.3                                 Reservation of Shares.  The Warrant Shares deliverable hereunder shall, upon issuance, be validly issued, fully paid and non-assessable.  The Company shall cause to be reserved for issuance such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.   The Company shall cause all Warrant Shares to be listed on each Exchange or quoted on each Quotation System on which securities of the same class of the Company are listed or quoted.  Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.

1.4                                 No Fractional Shares.  No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Warrants.  In lieu of such fractional shares, the Company shall, with respect to any fraction of a share called for upon any exercise of this Warrant, pay to the holder hereof an amount in cash equal to such fraction multiplied by the greater of (i) the then effective Exercise Price or (ii) the Fair Market Value of a Warrant Share.

2.                                       Assignment or Transfer of Warrant.

2.1                                 Transfer Procedures.  Any assignment or transfer of this Warrant shall be made by surrender of this Warrant at the offices of the Company or at such other address as the Company may designate in writing to the registered holder hereof with the form of Assignment annexed hereto duly executed and accompanied by payment of any requisite transfer taxes, and the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee for the portion so assigned, in case of only a partial assignment, with a new Warrant of like tenor to the assignor for the balance of the Warrant Shares purchasable.

2.2                                 Opinion of Counsel.  Prior to any assignment or transfer of this Warrant, the holder thereof shall, if requested by the Company, deliver an opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, to the effect that the proposed transfer may be effected without registration under the Securities Act of 1933, as amended (the “Act”).  Each Warrant issued upon or in connection with such transfer shall bear the restrictive legend set forth on the front of the Warrant unless, in the opinion of the Company’s counsel, or other counsel reasonably acceptable to the Company, such legend is no longer required to insure compliance with the Act.

3.                                       Charges, Taxes and Expenses.  The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made without charge to the holder of this Warrant for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the holder of this Warrant.  Any taxes on the transfer of this Warrant or the Warrant Shares are the sole responsibility of the Warrantholder.

4.                                       Adjustments.  In order to prevent dilution of the exercise right granted under this Warrant, and in addition to any adjustments to the Exercise Price made under Section 7, this Warrant shall be subject to adjustment from time to time as follows:

4.1                                 Stock Dividends, Subdivisions, etc.  In the event that the Company shall at any time: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of capital stock, or rights to purchase capital stock, of the Company; or (ii) combine or subdivide or otherwise reclassify its Common Stock into the same or a different number of shares, with or without par value, or into shares of any other class or classes; or (iii) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of this Warrant, the holder thereof shall receive, in addition to or in substitution for the shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or rights of the Company, or such reclassified shares of stock of the Company, or such assets of the Company, which it would have been entitled to receive had it exercised these rights prior to the happening of any of the foregoing events.  In any such case appropriate provisions shall be made with respect to the rights and interests of each holder to the end that the provisions of this Warrant shall thereafter be applicable, as nearly as may be, in relation to any Warrant Shares, other securities or assets obtainable upon exercise of this Warrant after any of the foregoing events.

4.2                                 Mergers, Consolidations, etc.  If the Company shall, at any time, consolidate with or merge into another corporation (where the Company is not the continuing corporation in such merger or consolidation), the holder of this Warrant shall thereafter be entitled to receive, upon the exercise thereof, in whole or in part, the securities or other property to which a holder of the number of shares of Common Stock then deliverable upon the exercise thereof would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure such holder that the provisions of this Warrant shall thereafter be applicable in relation to any securities or property thereafter deliverable upon the exercise of this Warrant, including, but not limited to, obtaining a written acknowledgement from the continuing corporation of its obligation to supply such securities or property upon such exercise.  A sale, transfer or lease of all or substantially all of the assets of the Company to another entity shall be deemed a consolidation or merger for the foregoing purposes.

4.3                                 Notice of Certain Events.  If at any time while this Warrant is outstanding, (i) the Company shall pay any dividend payable in cash or in Common Stock, (ii) the Company shall offer to the holders of its Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, (iii) the Company shall enter into an agreement to merge or consolidate with another corporation, (iv) the Company shall propose any capital reorganization or classification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or (v) there shall be contemplated a voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall cause notice thereof to be mailed to the registered holder of this Warrant at its address appearing on the registration books of the Company at least ten (10) days prior to the record date as of which holders of Common Stock shall participate in such dividend, distribution or subscription or other rights or at least ten (10) days prior to the effective date of the merger, consolidation, reorganization, reclassification or dissolution.

5.                                       Securities Act Compliance.

5.1                                 Investment Representations.  The Warrantholder, by acceptance of this Warrant (including, without limitation, upon a transfer from the original Warrantholder), hereby confirms that it has acquired this Warrant, and will acquire any Warrant Shares, for its own account, for investment and not with a view to the distribution thereof within the meaning of the Act and that it is an “accredited investor” as that term is defined in Regulation D promulgated under the Act.  The Warrantholder acknowledges that it has had an opportunity to ask questions of and receive answers from principal officers and representatives of the Company, which questions were answered to its reasonable satisfaction, and to obtain any additional information necessary or advisable to permit it to make an evaluation of the benefits and risks associated with the investment in this Warrant.  The Warrantholder confirms and acknowledges that it has received and read the Company’s reports and other filings with the Securities and Exchange Commission (the “Commission”), including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2003, the Company’s proxy statement dated April 30, 2003, and the Company’s Current Report on Form 8-K dated February 10, 2004,  (collectively, the “Informational Materials”), and the Warrantholder specifically confirms that it fully understands the information contained in the Informational Materials.  The Warrantholder agrees that it will not transfer this Warrant or any of the Warrant Shares acquired by it upon exercise of this Warrant, except pursuant to an effective registration statement filed pursuant to the Act or an exemption from registration thereunder.

5.2                                 Legend.  If appropriate, in order to assure compliance with the restrictions upon transfer contained in this Warrant, the certificates representing the Warrant Shares when issued, and each certificate issued in exchange for or upon transfer of this Warrant or any of the Warrant Shares, shall, unless and until the transfer of this Warrant or the Warrant Shares, as applicable, shall have been registered under the Act or their transfer shall be exempt from registration thereunder, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required by applicable state securities law):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH WARRANT REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH WARRANT AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

6.                                       Registration Rights.

6.1                                 Definitions.  As used in this Section 6, the following terms shall have the following respective meanings:

“Registrable Securities” shall mean (i) any shares of the Company’s Common Stock issued or issuable upon exercise of this Warrant, (ii) any shares of the Company’s Common Stock issued or issuable upon exercise of any other warrant or warrants issued to the Warrantholder pursuant to the Warrant Agreement (collectively, the “Other Warrants”)  or (iii) in the event of any stock split, stock dividend, recapitalization or similar event, any other securities of the Company issued or issuable upon exercise of this Warrant or the Other Warrants; provided, however, that in the event any holder may sell all of such shares held by such holder within the volume limitations of Rule 144 under the Act and applicable interpretations, or any successor rule or regulation, assuming the cashless exercise of this Warrant, such shares shall not be considered Registrable Securities; and provided, further, however, that any such shares that may be sold without restriction as to volume or otherwise pursuant to the provisions of Rule 144(k) under the Act and applicable interpretations, or any successor rule or regulation, assuming the cashless exercise of this Warrant, shall not be considered Registrable Securities.

The term “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Company in compliance with this Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and blue sky fees and expenses, exclusive of Selling Expenses.

“Restricted Securities” shall mean securities of the Company required to bear or bearing the legend set forth in Section 5.2 hereof.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel and accountants and other expenses for any holder.

6.2                                 Demand Registrations.

(a)                                  Demand Registration.  If, at any time during the Exercise Period, the holders of Registrable Securities notify the Company in writing that such holders intend to offer or cause to be offered for public sale not less than 100,000 shares of  Registrable Securities (or such lesser amount representing all of the Registrable Securities then held by the holders giving such notice), the holders of the Registrable Securities shall be entitled to request by such notice to the Company, the registration under the Act of the amount of Registrable Securities set forth in such notice (the “Demand Registrations”), in which the Company shall pay all Registration Expenses; provided, however, that the holders of the Registrable Securities shall not be entitled to request more than two (2) Demand Registrations during any single calendar year, including any Demand Registrations provided for pursuant to the Other Warrants, and shall not be entitled to more than three (3) Demand Registrations in toto, including any Demand Registrations provided for pursuant to the Other Warrants.  A registration shall not count as one of the permitted Demand Registrations if it does not become effective, and the Company shall pay all Registration Expenses in connection with any registration of Registrable Securities initiated as a Demand Registration whether or not it has become effective.

(b)                                 Postponement  of  Demand  Registrations.  The Company shall not be obligated to effect any Demand Registration within 90 days after the effective date of a previous registration in which the Company has sold shares pursuant to an underwritten offering.  The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s Board of Directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, business combination, tender offer, joint venture, reorganization or similar transaction; provided that in such event, the holders of the Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as the Demand Registration permitted by Sections 6.2(a) above, and the Company shall pay all Registration Expenses in connection with such registration.

6.3                                 Piggyback Registrations.

(a)                                  Right to Piggyback.  Whenever the Company proposes to register any of its securities (whether for itself or for its other security holders) under the Act (other than a Demand Registration or pursuant to a registration on Forms S-4 or S-8 or any successors to such forms) (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such registration.  The Company will include in such registration all Registrable Securities with respect to which the Company has received requests for inclusion therein within ten (10) days after the receipt of the Company’s notice.

(b)                                 Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, any other securities requested to be included in such registration, including the Registrable Securities, pro rata in accordance with the amounts of such securities requested to be so included by the respective holders of such securities of the Company.

(c)                                  Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, and (ii) second, any other securities requested to be included in such registration, including the Registrable Securities, pro rata in accordance with the amounts of such securities requested to be so included by the respective holders of such securities of the Company.

6.4                                 Holdback Agreements.  Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 90-day period beginning on the effective date or pricing, as applicable, of any underwritten registered public offering in which the Company has sold shares of Common Stock unless the underwriters managing the registered public offering otherwise agree.

6.5                                 Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Section 6, the Company will use commercially reasonable efforts to effect the registration and the sale of the Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will:

(a)                                  prepare and file, within forty-five (45) days after notice is delivered to the Company pursuant to Section 6.2(a), with the Commission a registration statement with respect to such Registrable Securities, which registration statement will state that the holders of Registrable Securities covered thereby may sell such Registrable Securities either under such registration statement or at any holder’s proper request, pursuant to Rule 144 (or any similar rule then in effect), and use commercially reasonable efforts to cause such registration statement to become effective (provided that a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement for review and comment copies of all such documents proposed to be filed;

(b)                                 promptly notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statements effective for the period set forth in Section 6.5(g) hereof and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)                                  furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdiction of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)                                  notify each seller of such Registrable Securities at any time (i) when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading, and, at the request of any such seller and subject to Section 6.5(l), the Company will prepare a post-effective amendment to such registration statement, a supplement or amendment to such prospectus or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or of the initiation or threatening of any proceeding for such purpose;

(f)                                    make available for inspection at reasonable times and upon reasonable prior notice by a seller of Registrable Securities, and any attorney, accountant or other agent retained by any such seller, all reasonably relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all such information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement;

(g)                                 keep each registration statement effective until the earlier to occur of (i) the date on which the holders have completed the distribution described in the registration statement relating thereto and (ii) ninety (90) days (subject to extension pursuant to Section 6.5(l);

(h)                                 cause all such Registrable Securities to be listed on each Exchange on which similar securities issued by the Company are then listed and, if not so listed, to be quoted on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) and, if listed on NASDAQ, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 promulgated by the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities;

(i)                                     provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j)                                     in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts to promptly obtain the withdrawal of such order or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction; and

(k)                                  otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

(l)                                     Each holder of Registrable Securities, by its acceptance of such Registrable Securities, agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (e) above, such holder will forthwith discontinue such holder’s distribution of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) above or until he is advised in writing by the Company that the use of the applicable prospectus may be resumed.  In the event the Company shall give any such notice, the applicable time period mentioned in subsection (g) above during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (e) above, to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) above.

6.6                                 Expense  of  Registration.  All Registration Expenses incurred in connection with a registration, qualification or compliance pursuant to this Section 6 shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the Registrable Securities so registered pro rata on the basis of the number of their Registrable Securities so registered.

6.7                                 Indemnification.

(a)                                  The Company will indemnify each holder of Registrable Securities, such holder’s officers, directors and partners and each person or entity, if any, that controls such holder within the meaning of the Act, and each other person or entity, if any, subject to liability because of his, her or its connection with such holder (an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses, joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in a registration statement or any prospectus contained therein (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company in writing by the Indemnitee for use therein, provided further that the Company shall not be liable to any Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon such Indemnitee’s failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus.

(b)                                 In connection with a registration of Registrable Securities pursuant to Section 6, each participating holder hereby agrees to (i) cooperate with the Company and to furnish to the Company all such information required to be furnished by the Act in connection with the preparation of any registration statement and any filings with any state securities commissions as the Company may reasonably request, (ii) deliver or cause delivery of any prospectus contained in any registration statement to any purchaser of the shares covered by such registration statement from such holder, (iii) notify the Company of any sale of Registrable Securities by such holder, and (iv) indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Act, and each other person, if any, subject to liability because of his, her or its connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (A) any untrue statement or alleged untrue statement of material fact contained in either any registration statement or any prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding such holder or its plan of distribution which was furnished in writing to the Company by such holder expressly for use therein, or (B) the failure by such holder or any broker, dealer or agent acting for or on behalf of such holder to deliver or cause to be delivered the prospectus contained in any registration statement (as amended or supplemented, if applicable) furnished by the Company to such holder to any purchaser of the shares covered by such registration statement; provided, however, no holder shall be required to indemnify any person pursuant to this Section 6.7(b) in an amount in excess of the amount of the aggregate net proceeds received by such holder from the sale of Registrable Securities in connection with any such registration under the Act.

(c)                                  Each party entitled to indemnification under this Section 6.7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, and the Indemnified Party may participate in such defense at such party’s expense, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.7 unless such failure has had a material adverse effect on such claim.  An Indemnifying Party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such request and any litigation resulting therefrom.

6.8                                 Information by Holders.  Each holder of Registrable Securities shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 6.

6.9                                 Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a)                                  make and keep public information available as those terms are understood and defined and interpreted in and under Rule 144 under the Act;

(b)                                 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended; and

(c)                                  so long as the holder owns any Restricted Securities, furnish to the holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed as the holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the holder to sell any such securities without registration.

7.                                       Issuance of Shares Below Fair Market Value.

7.1                                 Anti-Dilution.                      The initial Exercise Price shall be $30.24.  In order to prevent dilution of the Warrant Shares, the Exercise Price shall be subject to adjustment from time to time pursuant to this Section.

7.2                                 Adjustment.

(a)                                  Except as provided in Section 7.4, if the Company at any time issues or transfers any share of its Common Stock in a Specified Dilutive Transaction (as hereinafter defined) at a price per share less than the Specified Fair Market Value (as hereinafter defined), or is deemed to have issued any shares of Common Stock pursuant to Section 7.3 below, then simultaneously with any such transaction: (i) the Exercise Price shall be adjusted by multiplying the Exercise Price immediately prior to such transaction by a fraction (A) the numerator of which shall be the number of shares of Common Stock Deemed Outstanding (as hereinafter defined) immediately prior to such transaction plus the number of full shares which could have been purchased, at the Specified Fair Market Value, for the value of the aggregate consideration received by the Company in such transaction, and (B) the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such transaction; and (ii) the number of Warrant Shares shall be adjusted by multiplying the number of Warrant Shares immediately prior to such transaction by a fraction (i) the numerator of which shall be the Exercise Price in effect immediately prior to such transaction and (ii) the denominator of which shall be the Exercise Price immediately after such transaction (as calculated pursuant to clause (i) above).

(b)                                 For purposes of this Section 7.2, a “Specified Dilutive Transaction” means: (x) any transaction in which the issuance of any Common Stock, Convertible Securities or Options is greater than 15% of the outstanding shares of Common Stock immediately prior to the closing of such transaction, (y) any transaction that, on a cumulative basis during the Exercise Period, would result in the outstanding shares of Common Stock (excluding shares of Common Stock issued in transactions exempt pursuant to Section 7.4) immediately after the closing of such transaction being greater than 130% of the outstanding shares of Common Stock as of the date hereof; or (z) any transaction in which the issuance of any Common Stock, Convertible Securities or Options is at a price per share less than 80% of the Fair Market Value.

(c)                                  For purposes of this Section 7.2, “Specified Fair Market Value” of a Warrant Share or of a share of Common Stock means (i) the price of a share of Common Stock as determined in the relevant transaction, provided that such price is determined based on the closing price or the average of the high and low sales prices for the trading day of a share of Common Stock on the Exchange or the Quotation System for a specified period not to exceed thirty (30) days and ending no earlier than five (5) days prior to the closing of such transaction, or (ii) if clause (i) is not applicable, the closing price on the day of the closing of such transaction of one such share of Common Stock on the Exchange or the Quotation System, or if the Common Stock is not listed on an Exchange or quoted on a Quotation System, the average of the bid and asked prices of the Common Stock in the over-the-counter market at the close of such trading day, or, if the Common Stock is not traded in the over-the-counter market, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

(d)                                 For purposes of this Section 7.2, “Common Stock Deemed Outstanding,” means, at any time, the sum of the number of shares of Common Stock outstanding as of the date of measurement (including for this purpose all shares of Common Stock issuable upon exercise or conversion of any Options or Convertible Securities outstanding as of such date).

7.3                                 Effect on Exercise Price of Certain Events.  For purposes of determining the adjusted Exercise Price under Section 7.2, the following shall be applicable:

(a)                                  Issuance of Rights or Options.  If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Specified Fair Market Value immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting of such Options for such price per share.  For purposes of this Section, the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange of such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.  No further adjustment of the Exercise Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(b)                                 Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Fair Market Value immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share.  For the purposes of this Section, the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.  No further adjustment of the Exercise

Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 7, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(c)                                  Change in Option Price or Conversion Rate; Expiration of Option or Convertible Security.  If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.  If any Option expires unexercised or any right to convert or exchange Convertible Securities terminates not converted or exchanged (including the repayment of convertible debt prior to any conversion thereof) and there has been an adjustment to the Exercise Price as a result of the grant of such Option or the issuance of such Convertible Securities, the Exercise Price then in effect hereunder shall be increased to the Exercise Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities never been issued; provided, however, that the Exercise Price shall not be increased to an amount greater than the initial Exercise Price set forth in Section 7.1.

(d)                                 Calculation of Consideration Received.  If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received upon such issuance or sale shall be deemed to be the net amount received by the Company.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Fair Market Value of such securities as of the date of receipt.  The fair value of any consideration other than cash and securities shall be reasonably determined in good faith by the Board of Directors of the Company (irrespective of accounting treatment thereof); provided, however, that if the Company has received the written opinion of a nationally recognized investment banking firm as to the fair value of any consideration other than cash and securities, then such opinion shall be final and binding on the Company and the Warrantholders.

(e)                                  Integrated Transactions.  In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties to such transaction, the Option shall be deemed to have been issued for a consideration of $.01.

7.4                                 Exempt Transactions.  Notwithstanding anything in this Warrant to the contrary, the provisions of Section 7.2 shall not apply to (i) the grant, issuance or exercise of any Common Stock, Convertible Securities or Options to any officer, director, key employee, consultant or advisor of the Company pursuant to the Company’s qualified or non-qualified employee and non-employee director compensatory stock option plans or any other employee benefit plan or incentive arrangement or otherwise, adopted or approved by the Company’s Board of Directors, as may be amended from time to time, or under any other employee benefit plan hereafter adopted by the Company’s Board of Directors; (ii) the grant, issuance or exercise of any Common Stock, Convertible Securities or Options existing on the date hereof; (iii) the issuance of any Common Stock, Convertible Securities or Options in connection with the acquisition of all or substantially all of the assets or equity of any corporation, partnership, limited liability company or other business entity; (iv) the issuance of any Common Stock, Convertible Securities or Options in a technology development, distribution, marketing or similar joint venture transaction; (v) the issuance of any Common Stock, Convertible Securities or Options in any bona fide public offering that is underwritten; (vi) any issuance of Common Stock, Convertible Securities or Options that is approved by the Company’s shareholders; or (vii) the grant, issuance or exercise of any Common Stock, Convertible Securities or Options issued pursuant to this Warrant.

7.5                                 Officer’s Certificate.  Whenever the Exercise Price or the kind of securities or property issuable upon the exercise of this Warrant, or both, shall be adjusted pursuant to this Section 7 or Section 4 of this Warrant, the Company shall prepare an officer’s certificate setting forth, in reasonable detail, the event requiring such adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the kind of securities or property issuable upon the exercise of this Warrant after giving effect to such adjustment.  The Company shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the holder or holders of this Warrant promptly after each adjustment.

8.                                       Miscellaneous.

8.1                                 Replacement of Lost, Stolen or Mutilated Warrant.  In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall at the request of the holder of such Warrant, issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant, lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity, if requested, also satisfactory to the Company.  An applicant for such a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

8.2                                 Successors and Assigns.  The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder hereof and of the Warrant Shares issued or issuable upon the exercise hereof.

8.3                                 No  Rights  as  Shareholder.  Nothing contained in this Warrant shall be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company.

8.4                                 Acceptance of Terms by Warrantholder.  Receipt of this Warrant by the holder hereof shall constitute acceptance of an agreement to the foregoing terms and conditions.

8.5                                 Governing Law.  This Warrant and the performance of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to its conflict of laws provisions.  The state and federal courts in Delaware shall have exclusive jurisdiction over any litigation arising under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name as of the date first above written.

ALBANY MOLECULAR RESEARCH, INC.

By:	/s/ David P. Waldek

Name:	David P. Waldek

Title:	Chief Financial Officer

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH WARRANT REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH WARRANT AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

No. W-4	Issue Date: March 15, 2004

WARRANT TO PURCHASE

COMMON STOCK

OF

ALBANY MOLECULAR RESEARCH, INC.

THIS CERTIFIES that, in order to induce Bristol-Myers Squibb Company to enter into a strategic alliance with Albany Molecular Research, Inc., BRISTOL-MYERS SQUIBB COMPANY, or registered assigns (the “Warrantholder”), is entitled to purchase from ALBANY MOLECULAR RESEARCH, INC., a Delaware corporation (the “Company”), subject to the provisions of this Warrant, at any time during the Exercise Period (as hereinafter defined) 269,863 shares, subject to adjustment as set forth in this Warrant (the “Warrant Shares”), of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”).  The purchase price payable upon the exercise of this Warrant shall, subject to the provisions of this Warrant, be $35.24 per Warrant Share (the “Exercise Price”).  This Warrant is one of a series of Warrants issued pursuant to that certain Warrant Issue Agreement, dated as of March 15, 2002, between the Company and the Warrantholder (the “Warrant Agreement”).

This Warrant is subject to the following terms and conditions:

1.                                       Exercise of Warrant.

1.1                                 Exercise Procedures.  This Warrant may be exercised in whole or in part at any time during the period commencing on the Issue Date of this Warrant and terminating as of 5:00 p.m., Eastern time, on the fifth anniversary of the Issue Date (the “Exercise Period”), provided, however, that this Warrant may not be exercised until any waiting period applicable to such exercise under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or early termination shall have been granted.  Upon delivery of this Warrant at the offices of the Company or at such other address as the Company may designate by notice in writing to the registered holder hereof with the Subscription Form annexed hereto duly completed and executed, accompanied by payment of the Exercise Price for the number of Warrant Shares purchased (in cash, by certified, cashier’s or other check acceptable to the Company), the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  Such certificate or certificates shall be promptly delivered to the Warrantholder.

1.2                                 Cashless Exercise.  Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant pursuant to Section 1.1, the Warrantholder may elect to instruct the Company to withhold from the Warrant Shares to be issued upon exercise of the Warrant a number of Warrant Shares equal to the number of Warrant Shares for which the Warrant is exercised multiplied by a fraction, the numerator of which is the Exercise Price at the time of exercise, and the denominator of which is the Fair Market Value (as hereinafter defined) of a Warrant Share (each such exercise pursuant to this Section 1.2 referred to as a “Cashless Exercise”).  Upon such exercise, the registered holder of this Warrant shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased.  Such certificate or certificates shall be promptly delivered to the Warrantholder.  For purposes of this Section 1.2, the “Fair Market Value” of a Warrant Share means the average closing price of one such share of Common Stock for the preceding ten (10) trading days on the securities exchange on which the Common Stock is listed (the “Exchange”) or the automated quotation system on which the Common Stock is quoted (the “Quotation System”), or if the Common Stock is not listed on an Exchange or quoted on a Quotation System, the average of the bid and asked prices of the Common Stock in the over-the-counter market at the close of trading during such ten (10) day period, or, if the Common Stock is not traded in the over-the-counter market, the fair market value of a share of Common Stock during such period as determined in good faith by the Board of Directors of the Company.

1.3                                 Reservation of Shares.  The Warrant Shares deliverable hereunder shall, upon issuance, be validly issued, fully paid and non-assessable.  The Company shall cause to be reserved for issuance such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant.   The Company shall cause all Warrant Shares to be listed on each Exchange or quoted on each Quotation System on which securities of the same class of the Company are listed or quoted.  Upon any partial exercise of this Warrant, the Company shall execute and deliver a new Warrant of like tenor for the balance of the Warrant Shares purchasable hereunder.

1.4                                 No Fractional Shares.  No fractional shares or scrip representing fractional shares will be issued upon the exercise of the Warrants.  In lieu of such fractional shares, the Company shall, with respect to any fraction of a share called for upon any exercise of this Warrant, pay to the holder hereof an amount in cash equal to such fraction multiplied by the greater of (i) the then effective Exercise Price or (ii) the Fair Market Value of a Warrant Share.

2.                                       Assignment or Transfer of Warrant.

2.1                                 Transfer Procedures.  Any assignment or transfer of this Warrant shall be made by surrender of this Warrant at the offices of the Company or at such other address as the Company may designate in writing to the registered holder hereof with the form of Assignment annexed hereto duly executed and accompanied by payment of any requisite transfer taxes, and the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee for the portion so assigned, in case of only a partial assignment, with a new Warrant of like tenor to the assignor for the balance of the Warrant Shares purchasable.

2.2                                 Opinion of Counsel.  Prior to any assignment or transfer of this Warrant, the holder thereof shall, if requested by the Company, deliver an opinion of counsel to the Company, or other counsel reasonably acceptable to the Company, to the effect that the proposed transfer may be effected without registration under the Securities Act of 1933, as amended (the “Act”).  Each Warrant issued upon or in connection with such transfer shall bear the restrictive legend set forth on the front of the Warrant unless, in the opinion of the Company’s counsel, or other counsel reasonably acceptable to the Company, such legend is no longer required to insure compliance with the Act.

3.                                       Charges, Taxes and Expenses.  The issuance of certificates for Warrant Shares upon any exercise of this Warrant shall be made without charge to the holder of this Warrant for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the holder of this Warrant.  Any taxes on the transfer of this Warrant or the Warrant Shares are the sole responsibility of the Warrantholder.

4.                                       Adjustments.  In order to prevent dilution of the exercise right granted under this Warrant, and in addition to any adjustments to the Exercise Price made under Section 7, this Warrant shall be subject to adjustment from time to time as follows:

4.1                                 Stock Dividends, Subdivisions, etc.  In the event that the Company shall at any time: (i) declare or pay to the holders of the Common Stock a dividend payable in any kind of shares of capital stock, or rights to purchase capital stock, of the Company; or (ii) combine or subdivide or otherwise reclassify its Common Stock into the same or a different number of shares, with or without par value, or into shares of any other class or classes; or (iii) make any distribution of its assets to holders of its Common Stock as a liquidation or partial liquidation dividend or by way of return of capital; then, upon the subsequent exercise of this Warrant, the holder thereof shall receive, in addition to or in substitution for the shares of Common Stock to which it would otherwise be entitled upon such exercise, such additional shares of stock or rights of the Company, or such reclassified shares of stock of the Company, or such assets of the Company, which it would have been entitled to receive had it exercised these rights prior to the happening of any of the foregoing events.  In any such case appropriate provisions shall be made with respect to the rights and interests of each holder to the end that the provisions of this Warrant shall thereafter be applicable, as nearly as may be, in relation to any Warrant Shares, other securities or assets obtainable upon exercise of this Warrant after any of the foregoing events.

4.2                                 Mergers, Consolidations, etc.  If the Company shall, at any time, consolidate with or merge into another corporation (where the Company is not the continuing corporation in such merger or consolidation), the holder of this Warrant shall thereafter be entitled to receive, upon the exercise thereof, in whole or in part, the securities or other property to which a holder of the number of shares of Common Stock then deliverable upon the exercise thereof would have been entitled upon such consolidation or merger, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to assure such holder that the provisions of this Warrant shall thereafter be applicable in relation to any securities or property thereafter deliverable upon the exercise of this Warrant, including, but not limited to, obtaining a written acknowledgement from the continuing corporation of its obligation to supply such securities or property upon such exercise.  A sale, transfer or lease of all or substantially all of the assets of the Company to another entity shall be deemed a consolidation or merger for the foregoing purposes.

4.3                                 Notice of Certain Events.  If at any time while this Warrant is outstanding, (i) the Company shall pay any dividend payable in cash or in Common Stock, (ii) the Company shall offer to the holders of its Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, (iii) the Company shall enter into an agreement to merge or consolidate with another corporation, (iv) the Company shall propose any capital reorganization or classification of the capital stock of the Company, including any subdivision or combination of its outstanding shares of Common Stock, or (v) there shall be contemplated a voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall cause notice thereof to be mailed to the registered holder of this Warrant at its address appearing on the registration books of the Company at least ten (10) days prior to the record date as of which holders of Common Stock shall participate in such dividend, distribution or subscription or other rights or at least ten (10) days prior to the effective date of the merger, consolidation, reorganization, reclassification or dissolution.

5.                                       Securities Act Compliance.

5.1                                 Investment Representations.  The Warrantholder, by acceptance of this Warrant (including, without limitation, upon a transfer from the original Warrantholder), hereby confirms that it has acquired this Warrant, and will acquire any Warrant Shares, for its own account, for investment and not with a view to the distribution thereof within the meaning of the Act and that it is an “accredited investor” as that term is defined in Regulation D promulgated under the Act.  The Warrantholder acknowledges that it has had an opportunity to ask questions of and receive answers from principal officers and representatives of the Company, which questions were answered to its reasonable satisfaction, and to obtain any additional information necessary or advisable to permit it to make an evaluation of the benefits and risks associated with the investment in this Warrant.  The Warrantholder confirms and acknowledges that it has received and read the Company’s reports and other filings with the Securities and Exchange Commission (the “Commission”), including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2003, the Company’s proxy statement dated April 30, 2003, and the Company’s Current Report on Form 8-K dated February 10, 2004,  (collectively, the “Informational Materials”), and the Warrantholder specifically confirms that it fully understands the information contained in the Informational Materials.  The Warrantholder agrees that it will not transfer this Warrant or any of the Warrant Shares acquired by it upon exercise of this Warrant, except pursuant to an effective registration statement filed pursuant to the Act or an exemption from registration thereunder.

5.2                                 Legend.  If appropriate, in order to assure compliance with the restrictions upon transfer contained in this Warrant, the certificates representing the Warrant Shares when issued, and each certificate issued in exchange for or upon transfer of this Warrant or any of the Warrant Shares, shall, unless and until the transfer of this Warrant or the Warrant Shares, as applicable, shall have been registered under the Act or their transfer shall be exempt from registration thereunder, be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required by applicable state securities law):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH WARRANT REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH WARRANT AND/OR COMMON STOCK MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

6.                                       Registration Rights.

6.1                                 Definitions.  As used in this Section 6, the following terms shall have the following respective meanings:

“Registrable Securities” shall mean (i) any shares of the Company’s Common Stock issued or issuable upon exercise of this Warrant, (ii) any shares of the Company’s Common Stock issued or issuable upon exercise of any other warrant or warrants issued to the Warrantholder pursuant to the Warrant Agreement (collectively, the “Other Warrants”)  or (iii) in the event of any stock split, stock dividend, recapitalization or similar event, any other securities of the Company issued or issuable upon exercise of this Warrant or the Other Warrants; provided, however, that in the event any holder may sell all of such shares held by such holder within the volume limitations of Rule 144 under the Act and applicable interpretations, or any successor rule or regulation, assuming the cashless exercise of this Warrant, such shares shall not be considered Registrable Securities; and provided, further, however, that any such shares that may be sold without restriction as to volume or otherwise pursuant to the provisions of Rule 144(k) under the Act and applicable interpretations, or any successor rule or regulation, assuming the cashless exercise of this Warrant, shall not be considered Registrable Securities.

The term “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

“Registration Expenses” shall mean all expenses incurred by the Company in compliance with this Section 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and blue sky fees and expenses, exclusive of Selling Expenses.

“Restricted Securities” shall mean securities of the Company required to bear or bearing the legend set forth in Section 5.2 hereof.

“Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel and accountants and other expenses for any holder.

6.3                                 Demand Registrations.

(a)                                  Demand Registration.  If, at any time during the Exercise Period, the holders of Registrable Securities notify the Company in writing that such holders intend to offer or cause to be offered for public sale not less than 100,000 shares of  Registrable Securities (or such lesser amount representing all of the Registrable Securities then held by the holders giving such notice), the holders of the Registrable Securities shall be entitled to request by such notice to the Company, the registration under the Act of the amount of Registrable Securities set forth in such notice (the “Demand Registrations”), in which the Company shall pay all Registration Expenses; provided, however, that the holders of the Registrable Securities shall not be entitled to request more than two (2) Demand Registrations during any single calendar year, including any Demand Registrations provided for pursuant to the Other Warrants, and shall not be entitled to more than three (3) Demand Registrations in toto, including any Demand Registrations provided for pursuant to the Other Warrants.  A registration shall not count as one of the permitted Demand Registrations if it does not become effective, and the Company shall pay all Registration Expenses in connection with any registration of Registrable Securities initiated as a Demand Registration whether or not it has become effective.

(b)                                 Postponement  of  Demand  Registrations.  The Company shall not be obligated to effect any Demand Registration within 90 days after the effective date of a previous registration in which the Company has sold shares pursuant to an underwritten offering.  The Company may postpone for up to ninety (90) days the filing or the effectiveness of a registration statement for a Demand Registration if the Company’s Board of Directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, business combination, tender offer, joint venture, reorganization or similar transaction; provided that in such event, the holders of the Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as the Demand

Registration permitted by Sections 6.2(a) above, and the Company shall pay all Registration Expenses in connection with such registration.

6.3                                 Piggyback Registrations.

(a)                                  Right to Piggyback.  Whenever the Company proposes to register any of its securities (whether for itself or for its other security holders) under the Act (other than a Demand Registration or pursuant to a registration on Forms S-4 or S-8 or any successors to such forms) (a “Piggyback Registration”), the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such registration.  The Company will include in such registration all Registrable Securities with respect to which the Company has received requests for inclusion therein within ten (10) days after the receipt of the Company’s notice.

(b)                                 Priority on Primary Registrations.  If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting such offering, the Company will include in such registration (i) first, the securities the Company proposes to sell, and (ii) second, any other securities requested to be included in such registration, including the Registrable Securities, pro rata in accordance with the amounts of such securities requested to be so included by the respective holders of such securities of the Company.

(c)                                  Priority on Secondary Registrations.  If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company’s securities and the managing underwriters advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number which can be sold without adversely affecting such offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, and (ii) second, any other securities requested to be included in such registration, including the Registrable Securities, pro rata in accordance with the amounts of such securities requested to be so included by the respective holders of such securities of the Company.

6.4                                 Holdback Agreements.  Each holder of Registrable Securities agrees not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven (7) days prior to and the 90-day period beginning on the effective date or pricing, as applicable, of any underwritten registered public offering in which the Company has sold shares of Common Stock unless the underwriters managing the registered public offering otherwise agree.

6.5                                 Registration Procedures.  Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Section 6, the Company will use commercially reasonable efforts to effect the registration and the sale of the Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will:

(a)                                  prepare and file, within forty-five (45) days after notice is delivered to the Company pursuant to Section 6.2(a), with the Commission a registration statement with respect to such Registrable Securities, which registration statement will state that the holders of Registrable Securities covered thereby may sell such Registrable Securities either under such registration statement or at any holder’s proper request, pursuant to Rule 144 (or any similar rule then in effect), and use commercially reasonable efforts to cause such registration statement to become effective (provided that a reasonable time before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement for review and comment copies of all such documents proposed to be filed;

(b)                                 promptly notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statements effective for the period set forth in Section 6.5(g) hereof and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

(c)                                  furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement

(including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

(d)                                 use commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdiction of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

(e)                                  notify each seller of such Registrable Securities at any time (i) when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading, and, at the request of any such seller and subject to Section 6.5(l), the Company will prepare a post-effective amendment to such registration statement, a supplement or amendment to such prospectus or file any other required document so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading, (ii) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or of the initiation or threatening of any proceeding for such purpose;

(f)                                    make available for inspection at reasonable times and upon reasonable prior notice by a seller of Registrable Securities, and any attorney, accountant or other agent retained by any such seller, all reasonably relevant financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all such information reasonably requested by any such seller, attorney, accountant or agent in connection with such registration statement;

(g)                                 keep each registration statement effective until the earlier to occur of (i) the date on which the holders have completed the distribution described in the registration statement relating thereto and (ii) ninety (90) days (subject to extension pursuant to Section 6.5(l);

(h)                                 cause all such Registrable Securities to be listed on each Exchange on which similar securities issued by the Company are then listed and, if not so listed, to be quoted on the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) and, if listed on NASDAQ, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 promulgated by the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities;

(i)                                     provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(j)                                     in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any equity securities included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts to promptly obtain the withdrawal of such order or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction; and

(k)                                  otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission.

(l)                                     Each holder of Registrable Securities, by its acceptance of such Registrable Securities, agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (e) above, such holder will forthwith discontinue such holder’s distribution of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) above or until he is advised in writing by the Company that the use of the applicable prospectus may be resumed.  In the event the Company shall give any such notice, the applicable time period mentioned in subsection (g) above during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to subsection (e) above, to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by subsection (e) above.

6.6                                 Expense  of  Registration.  All Registration Expenses incurred in connection with a registration, qualification or compliance pursuant to this Section 6 shall be borne by the Company, and all Selling Expenses shall be borne by the holders of the Registrable Securities so registered pro rata on the basis of the number of their Registrable Securities so registered.

6.7                                 Indemnification.

(a)                                  The Company will indemnify each holder of Registrable Securities, such holder’s officers, directors and partners and each person or entity, if any, that controls such holder within the meaning of the Act, and each other person or entity, if any, subject to liability because of his, her or its connection with such holder (an “Indemnitee”), against any and all losses, claims, damages, actions, liabilities, costs and expenses, joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in a registration statement or any prospectus contained therein (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company in writing by the Indemnitee for use therein, provided further that the Company shall not be liable to any Indemnitee in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon such Indemnitee’s failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus.

(b)                                 In connection with a registration of Registrable Securities pursuant to Section 6, each participating holder hereby agrees to (i) cooperate with the Company and to furnish to the Company all such information required to be furnished by the Act in connection with the preparation of any registration statement and any filings with any state securities commissions as the Company may reasonably request, (ii) deliver or cause delivery of any prospectus contained in any registration statement to any purchaser of the shares covered by such registration statement from such holder, (iii) notify the Company of any sale of Registrable Securities by such holder, and (iv) indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Act, and each other person, if any, subject to liability because of his, her or its connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (A) any untrue statement or alleged untrue statement of material fact contained in either any registration statement or any prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding such holder or its plan of distribution which was furnished in writing to the Company by such holder expressly for use therein, or (B) the failure by such holder or any broker, dealer or agent acting for or on behalf of such holder to deliver or cause to be delivered the prospectus contained in any registration statement (as amended or supplemented, if applicable) furnished by the Company to such holder to any purchaser of the shares covered by such registration statement; provided, however, no holder shall be required to indemnify any person pursuant to this Section 6.7(b) in an amount in excess of the amount of the aggregate net proceeds received by such holder from the sale of Registrable Securities in connection with any such registration under the Act.

(c)                                  Each party entitled to indemnification under this Section 6.7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and will permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, and the Indemnified Party may participate in such defense at such party’s expense, provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 6.7 unless such failure has had a material adverse effect on such claim.  An Indemnifying Party who elects not to assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such claim.  No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such request and any litigation resulting therefrom.

6.8                                 Information by Holders.  Each holder of Registrable Securities shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 6.

6.9                                 Rule 144 Reporting.  With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a)                                  make and keep public information available as those terms are understood and defined and interpreted in and under Rule 144 under the Act;

(b)                                 file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended; and

(c)                                  so long as the holder owns any Restricted Securities, furnish to the holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed as the holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the holder to sell any such securities without registration.

7.                                       Issuance of Shares Below Fair Market Value.

7.1                                 Anti-Dilution.                      The initial Exercise Price shall be $35.24.  In order to prevent dilution of the Warrant Shares, the Exercise Price shall be subject to adjustment from time to time pursuant to this Section.

7.2                                 Adjustment.

(a)                                  Except as provided in Section 7.4, if the Company at any time issues or transfers any share of its Common Stock in a Specified Dilutive Transaction (as hereinafter defined) at a price per share less than the Specified Fair Market Value (as hereinafter defined), or is deemed to have issued any shares of Common Stock pursuant to Section 7.3 below, then simultaneously with any such transaction: (i) the Exercise Price shall be adjusted by multiplying the Exercise Price immediately prior to such transaction by a fraction (A) the numerator of which shall be the number of shares of Common Stock Deemed Outstanding (as hereinafter defined) immediately prior to such transaction plus the number of full shares which could have been purchased, at the Specified Fair Market Value, for the value of the aggregate consideration received by the Company in such transaction, and (B) the denominator of which shall be the number of shares of Common Stock Deemed Outstanding immediately after such transaction; and (ii) the number of Warrant Shares shall be adjusted by multiplying the number of Warrant Shares immediately prior to such transaction by a fraction (i) the numerator of which shall be the Exercise Price in effect immediately prior to such transaction and (ii) the denominator of which shall be the Exercise Price immediately after such transaction (as calculated pursuant to clause (i) above).

(b)                                 For purposes of this Section 7.2, a “Specified Dilutive Transaction” means: (x) any transaction in which the issuance of any Common Stock, Convertible Securities or Options is greater than 15% of the outstanding shares of Common Stock immediately prior to the closing of such transaction, (y) any transaction that, on a cumulative basis during the Exercise Period, would result in the outstanding shares of Common Stock (excluding shares of Common Stock issued in transactions exempt pursuant to Section 7.4) immediately after the closing of such transaction being greater than 130% of the outstanding shares of Common Stock as of the date hereof; or (z) any transaction in which the issuance of any Common Stock, Convertible Securities or Options is at a price per share less than 80% of the Fair Market Value.

(c)                                  For purposes of this Section 7.2, “Specified Fair Market Value” of a Warrant Share or of a share of Common Stock means (i) the price of a share of Common Stock as determined in the relevant transaction, provided that such price is determined based on the closing price or the average of the high and low sales prices for the trading day of a share of Common Stock on the Exchange or the Quotation System for a specified period not to exceed thirty (30) days and ending no earlier than five (5) days prior to the closing of such transaction, or (ii) if clause (i) is not applicable, the closing price on the day of the closing of such transaction of one such share of Common Stock on the Exchange or the Quotation System, or if the Common Stock is not listed on an Exchange or quoted on a Quotation System, the average of the bid and asked prices of the Common Stock in the over-the-counter market at the close of such trading day, or, if the Common Stock is not traded in the over-the-counter market, the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Company.

(d)                                 For purposes of this Section 7.2, “Common Stock Deemed Outstanding,” means, at any time, the sum of the number of shares of Common Stock outstanding as of the date of measurement (including for this purpose all shares of Common Stock issuable upon exercise or conversion of any Options or Convertible Securities outstanding as of such date).

7.3                                 Effect on Exercise Price of Certain Events.  For purposes of determining the adjusted Exercise Price under Section 7.2, the following shall be applicable:

(a)                                  Issuance of Rights or Options.  If the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being called “Options” and such convertible or exchangeable stock or securities being called “Convertible Securities”) and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Specified Fair Market Value immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting of such Options for such price per share.  For purposes of this Section, the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange of such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options.  No further adjustment of the Exercise Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(b)                                 Issuance of Convertible Securities.  If the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Fair Market Value immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share.  For the purposes of this Section, the “price per share for which Common Stock is issuable” shall be determined by dividing (A) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities, by (B) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.  No further adjustment of the Exercise Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Exercise Price had been or are to be made pursuant to other provisions of this Section 7, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(c)                                  Change in Option Price or Conversion Rate; Expiration of Option or Convertible Security.  If the purchase price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.  If any Option expires unexercised or any right to convert or exchange Convertible Securities terminates not converted or exchanged (including the repayment of convertible debt prior to any conversion thereof) and there has been an adjustment to the Exercise Price as a result of the grant of such Option or the issuance of such Convertible Securities, the Exercise Price then in effect hereunder shall be increased to the Exercise Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities never been issued; provided, however, that the Exercise Price shall not be increased to an amount greater than the initial Exercise Price set forth in Section 7.1.

(d)                                 Calculation of Consideration Received.  If any Common Stock, Option or Convertible Security is issued or sold or deemed to have been issued or sold for cash, the consideration received upon such issuance or sale shall be deemed to be the net amount received by the Company.  In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Fair Market Value of such securities as of the date of receipt.  The fair value of any consideration other than cash and securities shall be reasonably determined in good faith by the Board of Directors of the Company (irrespective of accounting treatment thereof); provided, however, that if the Company has received the written opinion of a nationally recognized investment banking firm as to the fair value of any consideration other than cash and securities, then such opinion shall be final and binding on the Company and the Warrantholders.

(e)                                  Integrated Transactions.  In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties to such transaction, the Option shall be deemed to have been issued for a consideration of $.01.

7.4                                 Exempt Transactions.  Notwithstanding anything in this Warrant to the contrary, the provisions of Section 7.2 shall not apply to (i) the grant, issuance or exercise of any Common Stock, Convertible Securities or Options to any officer, director, key employee, consultant or advisor of the Company pursuant to the Company’s qualified or non-qualified employee and non-employee director compensatory stock option plans or any other employee benefit plan or incentive arrangement or otherwise, adopted or approved by the Company’s Board of Directors, as may be amended from time to time, or under any other employee benefit plan hereafter adopted by the Company’s Board of Directors; (ii) the grant, issuance or exercise of any Common Stock, Convertible Securities or Options existing on the date hereof; (iii) the issuance of any Common Stock, Convertible Securities or Options in connection with the acquisition of all or substantially all of the assets or equity of any corporation, partnership, limited liability company or other business entity; (iv) the issuance of any Common Stock, Convertible Securities or Options in a technology development, distribution, marketing or similar joint venture transaction; (v) the issuance of any Common Stock, Convertible Securities or Options in any bona fide public offering that is underwritten; (vi) any issuance of Common Stock, Convertible Securities or Options that is approved by the Company’s shareholders; or (vii) the grant, issuance or exercise of any Common Stock, Convertible Securities or Options issued pursuant to this Warrant.

7.5                                 Officer’s Certificate.  Whenever the Exercise Price or the kind of securities or property issuable upon the exercise of this Warrant, or both, shall be adjusted pursuant to this Section 7 or Section 4 of this Warrant, the Company shall prepare an officer’s certificate setting forth, in reasonable detail, the event requiring such adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the kind of securities or property issuable upon the exercise of this Warrant after giving effect to such adjustment.  The Company shall cause copies of such certificate to be mailed (by first class mail postage prepaid) to the holder or holders of this Warrant promptly after each adjustment.

8.                                       Miscellaneous.

8.1                                 Replacement of Lost, Stolen or Mutilated Warrant.  In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall at the request of the holder of such Warrant, issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant, lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant and indemnity, if requested, also satisfactory to the Company.  An applicant for such a substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

8.2                                 Successors and Assigns.  The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the holder hereof and of the Warrant Shares issued or issuable upon the exercise hereof.

8.3                                 No  Rights  as  Shareholder.  Nothing contained in this Warrant shall be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company.

8.4                                 Acceptance of Terms by Warrantholder.  Receipt of this Warrant by the holder hereof shall constitute acceptance of an agreement to the foregoing terms and conditions.

8.5                                 Governing Law.  This Warrant and the performance of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to its conflict of laws provisions.  The state and federal courts in Delaware shall have exclusive jurisdiction over any litigation arising under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name as of the date first above written.

ALBANY MOLECULAR RESEARCH, INC.

By:	/s/ David P. Waldek

Name:	David P. Waldek

Title:	Chief Financial Officer